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NS GROUP, INC.        December 31, 2004        Form 10-K        Exhibit 21

                         SUBSIDIARIES OF NS GROUP, INC.
                               (all wholly-owned)

Name                               State of Incorporation
----                               ----------------------
Erlanger Tubular Corporation       Oklahoma
Koppel Steel Corporation           Pennsylvania
Newport Steel Corporation          Kentucky
Northern Kentucky Management       Kentucky